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RMK/FORE 2LSEAMEND                                            EXHIBIT 10.11 (c)
MJH/3/28/94

                                SECOND AMENDMENT

                                       OF

                                     LEASE

        THIS AGREEMENT is made as of this 31st day of March, 1994, between REGIONAL INDUSTRIAL DEVELOPMENT CORPORATION OF SOUTHWESTERN PENNSYLVANIA, a Pennsylvania nonprofit corporation having its principal office in the City of Pittsburgh, Allegheny County, Pennsylvania (hereinafter called the "Lessor"), and FORE SYSTEMS, INCORPORATED, a Delaware corporation (hereinafter called the "Lessee").

        WHEREAS, the parties hereto previously entered into a lease dated July 22, 1993, and an amendment of lease dated January 10, 1994 (hereinafter collectively called the "Lease"), covering Suite "A" and portions of Suite "B" (hereinafter collectively called the "Premises") as shown on Exhibit "A" attached hereto in the office building known as Thorn Hill Place (hereinafter called the "Building") located at 174A Thorn Hill Road in Marshall Township, Allegheny County, Pennsylvania; and

        WHEREAS, the term of the Lease will expire on March 31, 1997 unless otherwise extended as provided in the Lease; and

        NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

        1. The foregoing preamble clauses are incorporated herein by reference thereto.

        2. In addition to the Premises, Lessee agrees to lease additional portions of Suite "B" and portions of Suite "I" in the


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Building for a term commencing with the date first above written and expiring
March 31, 1997 on the same terms and conditions as contained in the Lease except as modified hereinafter. The additional portion of Suite "B" and portions of Suite "I" are more particularly described on Exhibit "A".

        3. As rental, ("Base Rent"), for the additional portion of Suite "B" and portions of Suite "I", Lessee shall pay to Lessor beginning April 1, 1994 and continuing on the first business day of each successive calendar month, in advance and without demand, deduction, or set-off, together with any escalations of rent provided in the Lease, the following sums:

     For the period beginning April 1, 1994 and ending March 31, 1996, ELEVEN THOUSAND TWO HUNDRED FIFTY-FOUR AND 00/100 DOLLARS ($11,254.00); and

     For the period beginning April 1, 1996 and ending March 31, 1997, TWELVE THOUSAND ONE HUNDRED FIFTY-FIVE AND 00/100 DOLLARS ($12,155.00).

        4. Lessee shall take possession of the additional portions of Suite "B" and portion of Suite "I" on an "as is" basis. Any and all leasehold improvements performed within such additional space shall be made at Lessee's expense and subject to the provisions contained within the Lease.

        5. Except as amended hereby, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.


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        IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment of Lease to be duly executed the day and year first above written.


                                           REGIONAL INDUSTRIAL DEVELOPMENT
                                           CORPORATION OF SOUTHWESTERN
                                           PENNSYLVANIA

Attest:

/s/ COLLEEN B. POREMSKI                    By:  /s/ FRANK BROOKS ROBINSON
- -------------------------------                 -----------------------------
           Secretary                                    President

(Corporate Seal)


Attest:                                    FORE SYSTEMS INCORPORATED

/s/ ROBERT D. SANSOM                              By: /s/ THOMAS J. GILL
- -------------------------------                -------------------------------
Title: VP & Secretary                          Title:  Chief Financial Officer

(Corporate Seal)


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                                                                     EXHIBIT A


                        DIAGRAM OF RIDC THORNHILL PLACE